Exhibit 10.1

CLIFFORD CHANCE, JANICKA, KRUŻEWSKI, NAMIOTKIEWICZ I WSPÓLNICY SPÓŁKA KOMANDYTOWA

DATED 21 APRIL 2011

AMENDMENT AGREEMENT TO THE FACILITIES AGREEMENT

FOR

CEDC INTERNATIONAL SP. Z O.O.

PRZEDSIĘBIORSTWO “POLMOS” BIAŁYSTOK S.A.

AND

PWW SP. Z O.O.

WITH

BANK HANDLOWY W WARSZAWIE S.A.

AS AGENT, ORIGINAL LENDER AND SECURITY AGENT

AND

BANK ZACHODNI WBK S.A

AS ORIGINAL LENDER

AMENDMENT AGREEMENT TO PLN 330,000,000

TERM AND OVERDRAFTS FACILITIES

AGREEMENT

CLIFFORD CHANCE, JANICKA, KRUŻEWSKI, NAMIOTKIEWICZ I WSPÓLNICY SPÓŁKA KOMANDYTOWA

THIS AMENDMENT AGREEMENT (“Amendment Agreement”) is entered into on 21 April 2011 and is made in Warsaw

BETWEEN:

(1)	CENTRAL EUROPEAN DISTRIBUTION CORPORATION INC., a company incorporated under the laws of Delaware (the “Investor”);

(2)	CEDC INTERNATIONAL SP. Z O.O., a company incorporated under the laws of Poland, having its registered seat in Oborniki Wielkopolskie at 48 Kowanowska Street, 64-600 Oborniki Wielkopolskie, Poland, entered into the register of business entities of the National Court Register under no. KRS 51098, with share capital of PLN 646,978,000.00, REGON 002160096, NIP 526-020-93-95 as borrower (the “Company”);

(3)	PRZEDSIĘBIORSTWO “POLMOS” BIAŁYSTOK S.A., a company incorporated under the laws of Poland, having its registered seat in Białystok at ul. Elewatorska 20, 15-950 Białystok, Poland, entered into the register of business entities of the National Court Register under no. KRS 40543, with share capital of PLN 133,512,850, REGON 012057574, NIP 542-020-15-58 as borrower (“Borrower 1”);

(4)	PWW SP. Z O.O., a company incorporated under the laws of Poland, having its registered seat in Warsaw at ul. Bokserska 66 A, 02-690 Warsaw, Poland, entered into the register of business entities of the National Court Register under no. KRS 22968, with share capital of PLN 6,000,000, REGON 014965028, NIP 113-212-68-62 as borrower (“Borrower 2”, and together with the Company and Borrower 1, “Borrowers”);

(5)	THE PERSONS listed in Schedule 1(The Guarantors) as the guarantors (the “Guarantors”);

(6)	BANK HANDLOWY W WARSZAWIE S.A., a bank incorporated under the laws of Poland, having its registered seat in Warsaw at ul. Senatorska 16, 00-923 Warsaw, Poland, entered into the register of business entities of the National Court Register under no. KRS No. 1538, with share capital of PLN 522,638,400, REGON 000013037, NIP 526-030-02-91 as agent, original lender and security agent (respectively the “Agent”, “Original Lender 1” and “Security Agent”); and

(7)	BANK ZACHODNI WBK S.A., a bank incorporated under the laws of Poland, having its registered seat in Wrocław at Rynek 9/11, 50-950 Wrocław, Poland, registered under KRS No. 8723, with share capital of PLN 730,760,130, REGON 930041341, NIP 896-000-56-73 as original lender (“Original Lender 2”)

(The Investor, the Company, the Borrowers, the Guarantors, the Agent, the Security Agent, Original Lender 1 and Original Lender 2 shall be hereinafter referred to as the “Parties” and each of them a “Party”)

RECITALS:

(A)	On 17 December 2010 PLN 330,000,000.00 Term and Overdraft Facilities Agreement was entered into between, amongst others, the Investor, the Company, Borrower 1 and Borrower 2, Agent, the Security Agent, Original Lender 1 and Original Lender 2 (the “Original Facilities Agreement”).

(B)	On 20 January 2011, the Russian Guarantors acceded to the Original Facilities Agreement.

(C)	On 28 Fabruary 2011 the Parties executed a waiver letter pursuant to which and on the terms set out therein, the Finance Parties granted to the Obligors a waiver with respect to: (i) the Consolidated Coverage Ratio and Net Leverage Ratio financial covenants set out in clause 23.2 of the Original Facilities Agreement for the Calculation Period ending on 31 December 2010, and (ii) any Default or Event of Default under clause 25.2.1 of the Original Facilities Agreement and limited solely to breach of requirement of clause 23 (Financial covenants) of the Original Facilities Agreement and arising out of or related to the financial results of the Group for 2010 (in each case to be reflected in the Compliance Certificate to be delivered to the Agent as provided in clause 22.4 of the Original Facilities Agreement on the date provided in clause 22.3.1 of the Original Facilities Agreement) (“Waiver Letter”).

(D)	The Parties agreed to amend the Facilities Agreement (as defined below) as follows.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Amendment Agreement:

“Amended Agreement” means the Facilities Agreement, as amended by this Amendment Agreement.

“Facilities Agreement” means the Original Facilities Agreement and amended by the Waiver Letter.

1.2	Incorporation of defined terms

1.2.1	Unless a contrary indication appears, a term defined in the Amended Agreement has the same meaning in this Amendment Agreement.

1.2.2	The principles of construction set out in the Facilities Agreement shall have effect as if set out in this Amendment Agreement.

1.3	Clauses

In this Amendment Agreement any reference to a “Clause” or a “Schedule” is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Amendment Agreement.

1.4	Designation

The Parties designate this Amendment Agreement as a Finance Document.

1.5	No novation

The Finance Parties and the Obligors acknowledge and agree that this Amendment Agreement does not constitute and shall not effect a novation (odnowienie) within the meaning of Article 506 of the Polish Civil Code.

2.	AMENDMENTS

2.1	Amendment of the Original Facility Agreement

With effect from the date hereof the Facilities Agreement shall be amended as set out in Schedule 2 (Amendments to Facilities Agreement).

2.2	No waiver

Nothing in this Amendment Agreement shall affect the rights of the Finance Parties in respect of the occurrence of any Default which has not been disclosed by the Obligor in writing prior to the date of this Amendment Agreement or which arises on or after the date of this Amendment Agreement.

3.	REPRESENTATIONS

The Repeating Representations (as amended by the Amendment Agreement) are deemed to be made by the Obligors (by reference to the facts and circumstances then existing) on the date of this Amendment Agreement.

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	Confirmation of outstanding amount

The Parties confirm that as at the date of this Amendment Agreement the amount of the Advances outstanding equals PLN 122,500,000.

4.2	Continuing obligations

The provisions of the Facilities Agreement and other Finance Documents shall, save as amended by this Amendment Agreement, continue in full force and effect.

4.3	Further assurance

The Obligors shall, at the request of the Finance Party and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

5.	FEES, COSTS AND EXPENSES

5.1	Transaction expenses

The Obligors shall promptly on demand pay the Finance Party the amount of all agreed in advance legal costs and expenses, registration and administration fees reasonably incurred by such Finance Party in connection with the negotiation, preparation, printing and execution of this Amendment Agreement and any other documents referred to in this Amendment Agreement. Full and irrevocable repayment of Facility A in accordance with the provisions of the Amended Agreement shall not result in any obligation of any of the Obligors to pay any Break Costs.

5.2	Enforcement costs

The Obligors shall, within three Business Days of demand, pay to any Finance Party the amount of all costs and expenses (including legal fees) incurred by such Finance Party in connection with the enforcement of, or the preservation of any rights under, this Amendment Agreement.

5.3	Taxes

The Obligors shall pay all stamp, registration and other taxes to which this Amendment Agreement, any other document referred to in this Amendment Agreement or any judgment given in connection herewith is or at any time may be subject and shall, from time to time on demand of any Finance Party, indemnify such Finance Party against any liabilities, costs, claims and expenses resulting from any failure to pay or any delay in paying any such tax.

6.	MISCELLANEOUS

6.1	Incorporation of terms

The provisions of clause 19 (Costs and Expenses), clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waivers) and clause 39 (Enforcement) of the Facilities Agreement are incorporated into this Amendment Agreement as if set out in full in this Amendment Agreement and as though references in those clauses to “this Agreement” or “the Finance Documents” were references to this Amendment Agreement.

6.2	Counterparts

This Amendment Agreement is executed in English and may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Amendment Agreement in English, one copy for each Party.

7.	GOVERNING LAW

This Amendment Agreement and any non-contractual obligations arising out of or in connection with it are governed by Polish law.

SCHEDULE 1

THE GUARANTORS

Name of Original Guarantor	Registration number (or equivalent, if any)

Central European Distribution Corporation	IRS EIN 54-18652710

Limited Liability Company “The Trading House “Russian Alcohol”

Joint Stock Company “Distillery Topaz”

ZAO “Sibirsky LVZ”

OOO “First Tula Distillery”

OOO “The Trading House Russian Alcohol-Center”

OOO “The Trading House Russian Alcohol North-West”

Closed Joint Stock Company Mid-Russian Distilleries

“Parliament Production”, LLC

“Parliament Distribution”, LLC

Bravo Premium LLC

SCHEDULE 2

AMENDMENTS TO THE FACILITIES AGREEMENT

1.	Clause 1.1 (Definitions)

1.1	Clause 1.1.34 (definition of the “Facility A Repayment Date”) is amended and shall read as follows:

“Facility A Repayment Date” means the Final Maturity Date in relation to Facility A.”

1.2	Clause 1.1.40 (definition of the “Final Maturity Date”) is amended and shall read as follows:

“1.1.40	“Final Maturity Date” means:

(a)	22 April 2011 - in relation to Facility A;

(b)	15 January 2012 - in relation to Facility B; and

(c)	15 January 2012 - in relation to Facility C.”

1.3	Clause 1.1.58 (definition of the “Margin”) is amended and shall read as follows:

“1.1.58	“Margin” means:

(a)	in relation to Facility A, 4.25 per cent. per annum;

(b)	in relation to Facility B and Facility C:

(i) for the period of 21 April 2011 (including) to 15 June 2011 (excluding) – 2,25 per cent. per annum;

(ii) for the period of 15 June 2011 (including) to 15 September (excluding) – 2,00 per cent. per annum;

(iii) for the period of 15 September 2011 (including) to 15 November 2011 (excluding) – 1,75 per cent. per annum; and

(iv) for the period of 15 November 2011 (including) to 15 January 2012 (excluding) – 1,50 per cent. per annum.”

1.4	Clause 1.1.84 (definition of the “Repayment Instalment”) is amended and shall read as follows:

“1.1.84	“Commitment Reduction Amount” means each of the Commitment Reduction Amount (Facility B) referred to in Clause 8.4 (Repayment of Facility B) and the Commitment Reduction Amount (Facility C) referred to in Clause 8.5 (Repayment of Facility C).”

1.5	A new Clause 1.1.112 (definition of the “Facility B Repayment Date”) is added and shall read as follows:

“1.1.112	“Facility B Repayment Date” means each of the dates specified in Clause 8.4 (Repayment of Facility B) as Facility B Repayment Dates.”

1.6	A new Clause 1.1.113 (definition of the “Facility C Repayment Date”) is added and shall read as follows:

“1.1.113	“Facility C Repayment Date” means each of the dates specified in Clause 8.5 (Repayment of Facility C) as Facility C Repayment Dates.”

1.7	A new Clause 1.1.114 (definition of the “Waiver Letter”) is added and shall read as follows:

“1.1.114	“Waiver Letter” means a waiver letter executed on 28 Fabruary 2011 by the Finance Parties and the Obligors pursuant to which and on the terms set out therein, the Finance Parties granted to the Obligors a waiver with respect to: (i) the Consolidated Coverage Ratio and Net Leverage Ratio financial covenants set out in Clause 23.2 of the Agreement for the Calculation Period ending on 31 December 2010, and (ii) any Default or Event of Default under Clause 25.2.1 of the Agreement and limited solely to breach of requirement of Clause 23 (Financial covenants) of this Agreement and arising out of or related to the financial results of the Group for 2010 (in each case to be reflected in the Compliance Certificate to be delivered to the Agent as provided in Clause 22.4 of the Agreement on the date provided in Clause 22.3.1 of the Agreement).”

2.	Clause 8.1 (Repayment of Facility A)

Clause 8.1 (Repayment of Facility A) shall be amended and shall read as follows:

“8.1	Repayment of Facility A

[intentionally left blank]”

3.	Clause 8.2 (Repayment of the outstanding amounts on the Final Maturity Date)

Clause 8.2 (Repayment of the outstanding amounts on the Final Maturity Date) shall be amended and shall read as follows:

“8.2	Repayment of the outstanding amounts on the Final Maturity Date

The Company shall repay Facility A in full on its Final Maturity Date.”

4.	Clause 8.4 (Repayment of Facility B)

Clause 8.4 (Repayment of Facility B) shall be amended and shall read as follows:

“8.4	Repayment of Facility B

The Facility B Commitment shall be reduced by the Commitment Reduction Amount (Facility B) set out opposite each Facility B Repayment Date below on such Facility B Repayment Date. Any Overdraft Outstanding Amount under Facility B in excess of the Facility B Commitment as reduced by the Commitment Reduction Amount (Facility B) existing on the relevant Facility B Repayment Date shall be repaid by the Company (or other Borrowers, as the case may be) on such Facility B Repayment Date:

Facility B Repayment Date	Commitment Reduction Amount (Facility B)
15 June 2011	PLN	9,750,000
15 September 2011	PLN	29,250,000
15 November 2011	PLN	19,500,000
15 January 2012	PLN	19,500,000

”

5.	Clause 8.5 (Repayment of Facility C)

Clause 8.4 (Repayment of Facility C) shall be amended and shall read as follows:

“8.5	Repayment of Facility C

The Facility C Commitment shall be reduced by the Commitment Reduction Amount (Facility C) set out opposite each Facility C Repayment Date below on such Facility C Repayment Date. Any Overdraft Outstanding Amount under Facility C in excess of the Facility C Commitment as reduced by the Commitment Reduction Amount (Facility C) existing on the relevant Facility C Repayment Date shall be repaid by the Company (or other Borrowers, as the case may be) on such Facility C Repayment Date:

Facility C Repayment Date	Commitment Reduction Amount (Facility C)
15 June 2011	PLN	5,250,000
15 September 2011	PLN	15,750,000
15 November 2011	PLN	10,500,000
15 January 2012	PLN	10,500,000

”

6.	Clause 23.3 (Financial testing)

Clause 23.3 (Financial testing) shall be amended and shall read as follows:

“23.3	Financial testing

Subject to Clause 23.4 (Duration of Financial Covenants), the financial covenants set out in Clause 23.2 (Financial condition) shall be tested for each Calculation Period ending on each Calculation Date by reference to each of the relevant financial statements and/or the relevant Compliance Certificate delivered pursuant to Clause 22.4 (Provision and contents of Compliance Certificate).”

7.	Clause 23.4 (Duration of Financial Covenants)

A new Clause 23.4 (Duration of Financial Covenants) is added and shall read as follows:

“23.4	Duration of Financial Covenants

The Parties agree that upon full and irrevocable repayment of Facility A, the Obligors shall be under no obligation to maintain the financial ratios set out in Clause 23.2.1 of the Agreement.”

8.	Clause 36.3

A new Clause 36.3 (Waiver Letter) is added and shall read as follows:

“36.3	Waiver Letter

Upon full and irrevocable repayment of Facility A, the Finance Parties shall not be allowed to launch and carry out due diligence of the Group referred to in paragraph 9 of the Waiver Letter and the Lenders’ right to cancel the Facilities, terminate the Agreement and declare the Advance and the Overdraft Outstanding Amounts together with all amounts accrued due and payable by written notice given not earlier than on 29 July 2011, as referred to in the last sentence in paragraph 9 of the Waiver Letter, shall expire.”

9.	Part II (The Original Lenders) of Schedule 1 (The Original Parties) shall be amended and shall read as follows:

“SCHEDULE 1

PART II

THE ORIGINAL PARTIES

Name of the Original Lender	Facility A Commitment		Facility B Commitment		Facility C Commitment

Bank Handlowy w Warszawie S.A.	PLN	79,625,000	PLN	78,000,000	PLN	0

Bank Zachodni WBK S.A.	PLN	42,875,000	PLN	0	PLN	42,000,000

TOTAL:	PLN	122,500,000	PLN	78,000,000	PLN	42,000,000

”

THIS AMENDMENT AGREEMENT has been entered into on the date stated at the beginning of this Amendment Agreement

SIGNATURES

THE INVESTOR
CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

THE COMPANY

CEDC INTERNATIONAL SP. Z O.O.

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

BORROWER 1

PRZEDSIĘBIORSTWO “POLMOS” BIAŁYSTOK S.A.

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

BORROWER 2

PWW SP. Z O.O.

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

THE ORIGINAL GUARANTOR

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

THE ADDITIONAL GUARANTORS
LIMITED LIABILITY COMPANY “THE TRADING HOUSE “RUSSIAN ALCOHOL”

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

JOINT STOCK COMPANY “DISTILLERY TOPAZ”

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

ZAO “SIBIRSKY LVZ”

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

OOO “FIRST TULA DISTILLERY”

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

OOO “THE TRADING HOUSE RUSSIAN ALCOHOL-CENTER”

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

OOO “THE TRADING HOUSE RUSSIAN ALCOHOL NORTH-WEST”

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

CLOSED JOINT STOCK COMPANY MID-RUSSIAN DISTILLERIES

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

“PARLIAMENT PRODUCTION”, LLC

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

“PARLIAMENT DISTRIBUTION”, LLC

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

BRAVO PREMIUM LLC

By:	/s/ Przemysław Witas

Przemysław Witas

Address:	c/o CEDC
Biuro Zarzadu CEDC
Bobrowiecka 6, 00-728, Warsaw
Telephone:	+48 22 45 66 000
Facsimile:	+48 22 45 66 001
Attention:	the CEDC Management Board

THE AGENT

BANK HANDLOWY W WARSZAWIE S.A.

By:	/s/ Sebastian Perczak	/s/ Beata Czakanska

	Sebastian Perczak	Beata Czakanska

Address:	Goleszowska 6
01-260 Warsaw, Poland
Telephone:	+48 22 692 9934
Facsimile:	+48 22 692 9943
Attention:	Wiktor Fedynicz, Departament Operacji Kredytowych

THE SECURITY AGENT

BANK HANDLOWY W WARSZAWIE S.A.

By:	/s/ Sebastian Perczak	/s/ Beata Czakanska

	Sebastian Perczak	Beata Czakanska

Address:	Goleszowska 6
01-260 Warsaw, Poland
Telephone:	+48 22 692 9934
Facsimile:	+48 22 692 9943
Attention:	Wiktor Fedynicz, Departament Operacji Kredytowych

ORIGINAL LENDER 1

BANK HANDLOWY W WARSZAWIE S.A.

By:	/s/ Sebastian Perczak	/s/ Beata Czakanska

	Sebastian Perczak	Beata Czakanska

Address:	Goleszowska 6
01-260 Warsaw, Poland
Telephone:	+48 22 692 9934
Facsimile:	+48 22 692 9943
Attention:	Wiktor Fedynicz, Departament Operacji Kredytowych

ORIGINAL LENDER 2

BANK ZACHODNI WBK S.A.

By:	/s/ Michal Miecznicki	/s/ Marek Luszcz

	Michal Miecznicki	Marek Luszcz

Address:	Grzybowska 5a
00-132 Warsaw, Poland
Telephone:	+48 22 586 8465
Facsimile:	+48 22 586 8140
Attention:	Maciek Skorupka, Michał Miecznicki